                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
    / /  Definitive Proxy Statement
    /X/  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section 240.14a-12

                               RS INVESTMENT TRUST
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

                             **URGENT ACTION ITEM**

                                                                  March 25, 2004

                               RS INVESTMENT TRUST

Dear Shareholder:

We recently mailed you proxy materials relating to the April 16, 2004 meeting of shareholders of the RS Contrarian Value Fund, RS MidCap Opportunities Fund, RS Partners Fund, and RS Value + Growth Fund, each a series of shares of RS Investment Trust. AS OF THE DATE OF THIS LETTER, WE HAVE NOT RECEIVED YOUR VOTE. If you have since submitted your vote, thank you for doing so and please disregard this notice. Otherwise, please read on.

                             YOUR VOTE IS IMPORTANT!

For the reasons set forth in the proxy materials previously mailed to you, THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSALS and believes that the proposals are in the best interest of shareholders.

We encourage you to utilize one of the following options today for recording your vote promptly:

1. VOTE BY TELEPHONE. You may cast your vote by telephone by calling the toll-free number listed on the enclosed proxy card. Have the control number found on your proxy card ready when prompted.

2. VOTE THROUGH THE INTERNET. You may cast your vote using the internet by logging onto the internet address located on the enclosed voting proxy card and following the instructions on the website.

3. VOTE BY MAIL. You may cast your vote by mail by signing, dating and mailing the enclosed proxy card in the postage-prepaid return envelope provided.

If you have any questions regarding this letter or need assistance in voting your shares, please call D.F. King & Co., Inc., the fund's proxy solicitor toll free at 1-800-628-8528.


                   YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

                            KING MUTUAL FUND SERVICES
                                TELEPHONE SCRIPT

                                 RS INVESTMENTS

INTRODUCTION

Hello, Mr./Mrs. (Shareholder). My name is ___________, calling on behalf of the [name(s) of funds held by this shareholder] to follow-up on a recent mailing of proxy materials. Have you received the materials for the shareholder meeting for the [name(s) of funds held by this shareholder] scheduled for APRIL 16, 2004?

IF NO - THEN HELP THE SHAREHOLDER OBTAIN THE MATERIAL HE/SHE REQUIRES. IF A NOBO, GIVE HIM/HER THE 800# AND HAVE THEM CALL BACK WHEN THEY RECEIVE. IF REGISTERED, WE WILL SEND THE MATERIALS DIRECTLY. IN EITHER CASE, MAKE SURE THE ADDRESS IS CORRECT, MAKE ANY NECESSARY CORRECTIONS, AND CODE THE DISPOSITION AS "14" OR "15".

IF YES - Your Board Members are asking you to consider proposals which they have studied carefully and they recommend that you vote in favor of the proposals. For your convenience, I can record your vote over the telephone right now. It only takes about sixty seconds. Okay?

         IF YES - Do you have any questions before we proceed?

                  TAKE TIME TO ANSWER ALL QUESTIONS CAREFULLY. DO NOT GIVE ADVICE. REMIND THE SHAREHOLDER THAT HIS/HER BOARD MEMBERS HAVE RECOMMENDED THAT HE/SHE VOTE IN FAVOR OF THE PROPOSA(S) THAT AFFECT THEIR FUND(S)L. MOST QUESTIONS CAN BE ADDRESSED BY REFERRING TO THE PROXY STATEMENT AND READING THE APPROPRIATE SECTIONS.

                  Here is how we will proceed. The call will be recorded. I will ask you for your name, your address and ONLY the last 4 digits of your social security number (or Tax Identification Number if shares are registered to an entity). Finally, I will confirm that you have received the proxy materials and take your vote(s). You will be mailed a letter confirming your vote(s), which will tell you how to make any changes, if you wish. Are you ready?

         IF NO - Do you have any questions that I may answer about this proxy for you?

                  TAKE TIME TO ANSWER ALL QUESTIONS CAREFULLY. DO NOT GIVE ADVICE. REMIND THE SHAREHOLDER THAT HIS/HER BOARD MEMBERS HAVE RECOMMENDED THAT HE/SHE VOTE IN FAVOR OF THE PROPOSAL. MOST QUESTIONS CAN BE ADDRESSED BY REFERRING TO THE PROXY STATEMENT AND READING THE APPROPRIATE SECTIONS

                  At your earliest convenience, please vote by signing and dating the proxy card you received, and returning it in the envelope provided. If you prefer, you can also vote by internet or touch-tone telephone by following the instructions in your mailing information. ARE YOU SURE THAT YOU DO NOT WANT TO TAKE ADVANTAGE OF VOTING YOUR SHARES RIGHT NOW OVER THE PHONE?

BEGIN THE VOTE

First, I'll reintroduce myself. My name is __________, calling from D.F. King & Co., Inc. on behalf of RS FUNDS. Today's date is__________ and the time is __________.

May I please have your full name? If shareholder is an entity, may I please have your title? Can you confirm that you are authorized to direct the voting of these shares of [name(s) of funds held by this shareholder]?

May I please have your address?

May I have the last 4 digits of your social security number? (If shareholder is an entity, ask for Tax Identification Number)

INPUT THE LAST 4 DIGITS OF THE SSN. YOU MAY NOT PROCEED WITHOUT THIS INFORMATION. IF THE SHAREHOLDER REFUSES TO GIVE THIS INFORMATION, EXPLAIN THAT IT IS FOR SECURITY PURPOSES ONLY, TO ASSURE THAT ONLY THE PROPER PERSON CAN VOTE HIS SHARES. HOWEVER, IF THE SHAREHOLDER CONTINUES TO RESIST, YOU HAVE NO CHOICE BUT TO POLITELY END THE CALL.

Have you received the proxy materials?

ACTUAL VOTING

Your Board Members are asking you to consider a proposal which they have studied carefully. They recommend that you vote in favor of the proposal. Would you like to vote in favor of the proposal as recommended by your Board?

         READ EACH PROPOSAL INDIVIDUALLY, ENDING EACH PROPOSAL BY SAYING, "YOUR BOARD RECOMMENDS THAT YOU VOTE IN FAVOR. HOW WOULD YOU LIKE TO VOTE?" TTHE VALID RESPONSES ARE

                              F = FOR PROPOSAL.
                              A = AGAINST PROPOSAL.
                              B = ABSTAIN.


CLOSING

I have recorded your vote(s). You have voted __________. Is that correct? As your voting agent I will execute a written proxy in accordance with your instructions and forward it onto the fund. In the next 72 hours, we will mail you a letter by first class mail confirming your vote. If you wish to change your vote for any reason, please call us at the phone number listed in the letter. Thank you for your time.

                                 RS INVESTMENTS


-------------------------------------------------------------------------------
                           ANSWERING MACHINE MESSAGE
-------------------------------------------------------------------------------

Hello, this message is regarding proxy materials recently mailed to you by RS INVESTMENTS concerning the SPECIAL SHAREHOLDERS MEETINGS to be held on APRIL 16, 2004.

Your vote is important, please sign, date, and return the proxy card at your earliest convenience in the postage paid envelope provided.

If you prefer, you can also vote by Internet or touch-tone telephone by following the instructions included in the mailing information.

If you have any questions regarding the information that you are being asked to consider or need new proxy materials, please call our proxy solicitor D.F. King & Company toll-fee at 1-800-628-8528.

Thank you for your time and support.